UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2024
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware	001-37860		81-3434516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification Number)

1678 S. Pioneer Road	Salt Lake City	Utah	84104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On September 11, 2024, Varex Imaging Corporation (the “Company”) announced that it has amended its senior secured revolving credit agreement, dated as of March 26, 2024 (the “Credit Agreement”) with Zions Bancorporation, N.A. DBA Zions First National Bank (“Zions”), as administrative and collateral agent, the lenders named therein, the issuing banks named therein, and Zions, as lead arranger and bookrunner. Unless indicated otherwise, defined terms have the meaning set forth in the Credit Agreement. The amendment makes the following changes:
•The definition of Payment Conditions is modified to allow for the flexibility to make restricted payments relating to the Company’s convertible notes when the Consolidated Net Leverage Ratio exceeds 2.50:1:00 in an amount equal to the greater of (i) 50% of Consolidated Net Income and (ii) $50,000,000 (previously limited to only 50% of Consolidated Net Income).
•The definition of Consolidated Fixed Charge Coverage Ratio (“FCCR”) is modified to allow for payments on the convertible notes to be excluded from the covenant measurement to account for any prepayments or payment in full on convertible notes, which currently total and are not to exceed $200,000,000.
•For the fourth quarter of fiscal 2024 and the first and second quarters of fiscal 2025, the definition of Consolidated Total Net Indebtedness will provide that the total indebtedness is allowed to be reduced by the lesser of (a) the aggregate amount of unrestricted cash and cash equivalents held under deposit control agreements and with Cash Management Banks; and (b) $150,000,000 (rather than the prior $100,000,000). The modification only applies to the calculation of the Consolidated Total Net Leverage Ratio itself for purposes of financial covenant compliance and does not apply to any determination that is made with respect to definition of Payment Conditions or any determination that is made with respect to that of the Applicable Margin, which is used to calculate the rate of interest, L/C fees and the unused commitment fee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: September 11, 2024	By:	/s/ KIMBERLEY E. HONEYSETT
Kimberley E. Honeysett
Senior Vice President, Chief Legal Officer and Corporate Secretary